                              EMPLOYMENT AGREEMENT
                              --------------------

BETWEEN:          BIOSYNTECH CANADA INC., a corporation duly incorporated under the laws of the Province of Quebec, having its head office at
                  475 Armand Frappier Boulevard, Laval, Province of Quebec, H7V
                  4B3, duly represented herein by Dr. Amine Selmani, President, duly authorized to do so as he declares,

                  (Hereinafter referred to as the "Employer")

AND:              AJAY  GUPTA,   domiciled   and  residing  at  255  St.  Louis,
                  Pointe-Claire, Province of Quebec, Canada.

                  (Hereinafter referred to as the "Employee")

WHEREAS  the  Employer  wishes to retain the  services  of the  Employee  as its
Director of Business and Product Development;

AND WHEREAS the parties wish to enter into a formal employment agreement between the Employer and Employee;

BOTH PARTIES HAVE AGREED AS FOLLOWS:

1.       TERM
         ----

1.1      The Agreement herein has been entered into for an indefinite  period of time beginning on November 20, 2000.

2.       DUTIES
         ------

2.1      The Employee is hereby employed by the Employer on a permanent and full time basis and the Employee  hereby accepts such  employment to act for and on behalf of the Employer as its Chief Operating Officer.

2.2      The Employee shall, during the term of this agreement:

         1)       devote  his  full-time  and effort to the  Employer,  well and faithfully  serve  the  Employer  and  use his  best  efforts, talents and endeavors to promote the interest of the Employer;
                  and

         2)       carry  out such  other  duties  has may be from  time to time, assigned to him by the board of directors of the Employer.

2.3      The Employee shall report to  Marie-Claire  Pilon, or to such person as may be  designated  from time to time by Dr.  Amine  Selmani  or by the board of directors of the Employer;

3.       DESCRIPTION OF FUNCTIONS
         ------------------------

3.1      The Employee shall be responsible for all the duties that the Employer, acting reasonable, assigns to him including:

         A)       All aspects of Research and product development

         B)       Obtaining US FDA's and other regulatory  agencies  approval of commercialisation.

4.       COMPENSATION
         ------------

4.1      The  Employee  shall  during the term of this  agreement,  receive  the following salary and benefits:

         A)       an annual base salary of one hundred and thirty five  thousand
                  DOLLARS  ($135,000) with an annual performance and base salary review.  The  salary  shall be  payable  in equal  consecutive bi-monthly instalments;

         B)       the option to  subscribe  to SEVENTY  FIVE  THOUSAND  (75,000)
                  Class "A" shares of the  capital  stock of the  Employer at an exercise price of (US$1.25)  each. The said options shall vest in three equal tranches of 25,000 shares, the first to vest on
                  December  31,  2000, the  second on  December  31,  2001,  the balance on  December  31,  2002.  This stock  option  shall be subject  to the  terms  and  conditions  of the  stock  option agreement annexed hereto as Schedule "A";

         C)       an annual vacation of three (3) weeks with pay, which he shall take after consultation with the Employer;

         D)       A car allowance of 850 dollars per month.

5.       RESTRICTIVE COVENANTS
         ---------------------

5.1      For good and valuable  consideration  hereby  acknowledged to have been received, the Employee hereby further covenants and agrees that he:

         1)       shall not while he remains an Employee of the Employer, either alone or in  conjunction  with any other person of corporation as principal, agent, or employee or

                                       -2-

                  in any manner  whatsoever,  directly or indirectly carry on or be  interested  or  advise,  lend money to, or  guarantee  the obligations  of  any  business  carried  on at  that  time  by
                  Employer;

         2)       shall not while he remains an Employee of the Employer and for a period  of three  (3)  years  thereafter,  employ  or try to employ any person who, at such moment, is employed by Employer or try, directly or indirectly,  to entice such person to quit his  employment  without  the prior  written  approval  of the
                  Employer;

         3)       shall not while he remains an Employee  of Employer  and for a period  of  three  (3)  years  thereafter,  try,  directly  or indirectly,  to  solicit  any of the  suppliers  or clients of
                  Employer for the purposes of competing with Employer; and

         4)       shall not while he remains an Employee of the Employer and for a period of three (3) years thereafter, divulge or use for his benefit  or for the  benefit  of any  person,  firm,  partner, subsidiary,  association,  corporation  or other  entity,  any confidential or proprietary information concerning Employer or the business of Employer which may have been  communicated  to the Employee for the purpose of carrying out the terms of this agreement or otherwise.

         5.2 If any part of clause of the foregoing paragraph 5.1 be determined to be void or enforceable in whole or in part, it shall not be deemed to affect the validity of the remainder thereof, each part or clause being hereby declared separate and distinct covenants. In the event this covenant not to compete shall be determined by any Court to be too broad in geographic restriction, or too broad in scope, or to endure for too long a period of time, the Employee agrees that said covenant not to compete shall be only for such geographical area, scope and period of time determined by the Court to be reasonable.

5.3      The Employee acknowledges and recognizes that any breach on his part of the  covenants set forth in  subparagraphs  5.1 1), 2), 3) and 4) above can cause the Employer  irreparable  damage and the Employer shall have the right to institute  injunctive  proceedings against the Employer to prevent  any  continued  or further  breach,  in  addition to any other rights, claims or recourses that the Employer may have in law.

5.4      The Employee further declares that the restrictive  covenants set forth in for him to earn a livelihood.

6.       TERMINATION
         -----------

6.1      The  Employer  may by written  notice  terminate  this  Agreement  with immediate effect if:

                                       -3-

         A)       the Employee becomes substantially  disabled or incapacitated, as  determined by the President of the Employer at any time or from  time to time for an  aggregate  period  of  twelve  (12)
                  months;

         B)       the Employee dies;

         by giving the Employee a written notice of  termination  and delivering him the  reimbursement of salary not yet paid and an indemnity equal to three (3) months of salary;

6.2      The  Employer may  terminate  this  Agreement  with Cause by giving the
         Employee a written notice of termination.  Upon  termination with Cause the Employee is not entitled to any indemnity;

6.3      "Cause" includes;

         A)       Employee's  material breach of any provision of this Agreement and his  failure to cure that breach  after  having been given notice and opportunity to cure the breach;

         B)       Without  limiting  the  generality  of  subparagraph  6.3  a),
                  Employee's  breach of the  restrictive  covenants set forth in section 5;

         C)       Employee's commission of act or his failure to act that causes material  harm  to the  Employer  or  any  of its  affiliates'
                  standing, reputation, business of financial condition;

         D)       Employee's  commission of crime or offence that would,  in the judgement  of the  President,  impair  Employee's  ability  to perform his duties and  discharge his  responsibilities  under this Agreement;

         E)       Employee's   commission  of  any  act  involving   dishonesty,
                  disloyalty of fraud or Employee's  violation of any rules, law or order (i) involving  Employee or labor  relations;  or (ii)
                  having material impact on the Employer;

         F)       The voluntary or involuntary bankruptcy of Employee.

7.       FULL FORCE AND EFFECT
         ---------------------

7.1      In the  event  where any one of the  provisions  of this  Agreement  is considered  invalid by a competent court in Quebec,  the parties hereto agree that the remainder of this Agreement  shall continue to have full force and effect.

                                       -4-

8.       APPLICABLE LAW
         --------------

8.1      This  Agreement  shall be governed by and construed in accordance  with the laws of Quebec.  Any dispute  arising  between  the parties  hereto shall be referred to the competent court in Quebec.

9.       NOTICE
         ------

9.1      The addresses of the parties for notice purposes are as follows:

         BIOSYNTECH CANADA INC
         475 Armand Frappier Boulevard
         Laval (Quebec)
         H7V 4B3

         Attention:        Dr. Armine Selmani, President and chairman

         AJAY GUPTA
         255 St-Louis
         Pointe-Claire (Quebec)

         Or such other  address as may be given by either  party to the other in writing from time to time, all notices shall be sent by registered mail postage prepaid or by personal delivery;

10.      LANGUAGE
         --------

10.1     La  presente  convention  a ete  redigee en  anglais a la  demande  des parties. This agreement has been drawn in English at the request of all parties.

         IN WITNESS  WHEREOF the parties have duly signed this  Agreement in two
         (2) counterparts on the _______ day of ________ 2000.

         BIOSYNTECH CANADA INC.

         /s/ Armine Selmani
         ---------------------------

         /s/ Ajay Gupta
         ---------------------------

                                       -5-